Quarterly Report
November 30, 2023
MFS®  Technology Fund
SCT-Q1

Portfolio of Investments
11/30/23 (unaudited)
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 97.1%
Business Services – 7.6%
Accenture PLC, “A”	137,545	$45,821,741
Factset Research Systems, Inc.	24,127	10,940,629
FleetCor Technologies, Inc. (a)	29,932	7,198,646
MSCI, Inc.	18,259	9,510,200
Tyler Technologies, Inc. (a)	29,293	11,976,150
Verisk Analytics, Inc., “A”	97,215	23,470,618
WEX, Inc. (a)	56,206	9,924,856
		$118,842,840
Computer Software – 29.1%
Adobe Systems, Inc. (a)	26,371	$16,112,945
Cadence Design Systems, Inc. (a)	121,790	33,281,553
Dun & Bradstreet Holdings, Inc.	574,861	6,087,778
Intuit, Inc.	71,564	40,895,963
Microsoft Corp. (s)	545,558	206,717,382
Mobileye Global, Inc., “A” (a)	232,635	9,549,667
Oracle Corp.	276,756	32,161,815
Palo Alto Networks, Inc. (a)	127,198	37,534,858
Salesforce, Inc. (a)	198,906	50,104,421
Synopsys, Inc. (a)	32,420	17,611,517
Topicus.com, Inc. (a)	99,888	6,725,205
		$456,783,104
Computer Software - Systems – 12.0%
Arista Networks, Inc. (a)	44,510	$9,779,292
Constellation Software, Inc.	8,476	19,909,028
Descartes Systems Group, Inc. (a)	198,000	16,082,804
Hitachi Ltd.	441,800	30,648,273
HubSpot, Inc. (a)	40,838	20,171,113
ServiceNow, Inc. (a)	87,649	60,104,425
Shopify, Inc. (a)	435,022	31,678,302
		$188,373,237
Consumer Services – 1.7%
Booking Holdings, Inc. (a)(s)	8,455	$26,427,794
Electrical Equipment – 1.3%
Amphenol Corp., “A”	227,285	$20,680,662
Electronics – 22.3%
Advanced Micro Devices (a)	253,955	$30,769,188
Analog Devices, Inc.	41,697	7,646,396
ASML Holding N.V., ADR	5,667	3,874,868
Broadcom, Inc.	80,636	74,647,574
Intel Corp.	666,375	29,786,963
KLA Corp.	39,480	21,501,598
Lam Research Corp.	25,888	18,533,737
Marvell Technology, Inc.	548,951	30,593,039
NVIDIA Corp.	255,896	119,682,559
Onto Innovation, Inc. (a)	34,664	4,887,971
Taiwan Semiconductor Manufacturing Co. Ltd.	430,000	7,942,061
		$349,865,954

Portfolio of Investments (unaudited) – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Insurance – 1.8%
Aon PLC	25,756	$8,460,589
Arthur J. Gallagher & Co.	82,344	20,503,656
		$28,964,245
Internet – 18.1%
Alphabet, Inc., “A” (a)(s)	1,040,296	$137,870,429
Gartner, Inc. (a)	60,792	26,434,793
Meta Platforms, Inc., “A” (a)	313,686	102,622,375
Pinterest, Inc. (a)	525,191	17,893,257
		$284,820,854
Leisure & Toys – 1.0%
Take-Two Interactive Software, Inc. (a)	104,202	$16,484,756
Other Banks & Diversified Financials – 1.1%
Mastercard, Inc., “A” (s)	17,007	$7,038,007
S&P Global, Inc.	24,441	10,163,301
		$17,201,308
Specialty Stores – 1.1%
Amazon.com, Inc. (a)(s)	117,180	$17,118,826
Total Common Stocks		$1,525,563,580
	Strike Price	First Exercise
Warrants – 0.0%
Computer Software - Systems – 0.0%
Constellation Software, Inc. (CAD 100 principal amount of Series 2 Debentures for 1 warrant, Expiration 3/31/40) (a)	CAD 11.5	N/A	9,895	$0

Investment Companies (h) – 2.9%
Money Market Funds – 2.9%
MFS Institutional Money Market Portfolio, 5.46% (v)	45,477,767	$45,482,314

Other Assets, Less Liabilities – 0.0%		333,678
Net Assets – 100.0%		$1,571,379,572
(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $45,482,314 and $1,525,563,580, respectively.
(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short and/or certain derivative transactions.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:
CAD	Canadian Dollar
At November 30, 2023, the fund had cash collateral of $49,926 and other liquid securities with an aggregate value of $545,629 to cover any collateral or margin obligations for securities sold short and certain derivative contracts.
See attached supplemental information. For more information see notes to financial statements as disclosed in the most recent semiannual or annual report.

Supplemental Information
11/30/23 (unaudited)
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(1) Investment Valuations
Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. In accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities and equity securities sold short, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Equity securities sold short, for which there were no sales reported that day, are generally valued at the last quoted daily ask quotation on their primary market or exchange as provided by a third-party pricing service.
Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value.
Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other

Supplemental Information (unaudited) – continued
significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of November 30, 2023 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$1,399,153,372	$—	$—	$1,399,153,372
Canada	74,395,339	0	—	74,395,339
Japan	30,648,273	—	—	30,648,273
Israel	9,549,667	—	—	9,549,667
Taiwan	7,942,061	—	—	7,942,061
Netherlands	3,874,868	—	—	3,874,868
Mutual Funds	45,482,314	—	—	45,482,314
Total	$1,571,045,894	$0	$—	$1,571,045,894
For further information regarding security characteristics, see the Portfolio of Investments.
(2) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$35,197,628	$45,841,217	$35,554,203	$96	$(2,424)	$45,482,314
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$422,849	$—
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